UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	January 29, 2008

Marsh & McLennan Companies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY 10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers; Compensatory Arrangements of

Certain Officers.

(d)    On February 4, 2008, Marsh & McLennan Companies, Inc. (“MMC”) filed a Form 8-K under Item 5.02 disclosing that MMC’s Board of Directors (the “Board”) had appointed Mr. Brian Duperreault as MMC’s president and chief executive officer and had elected Mr. Duperreault as a director of MMC. At the time of that filing, Mr. Duperreault had not been appointed to any committees of the Board.

On March 20, 2008, the Board appointed Mr. Duperreault to the Executive Committee and the Finance Committee of the Board, effective immediately.

Also on March 20, 2008, the Board appointed Bruce P. Nolop to the Finance Committee of the Board, effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.

By:	/s/ Scott C. Budlong

Name:	Scott C. Budlong
Title:	Chief Securities & Governance Counsel,

  Assistant Corporate Secretary

Date:	March 24, 2008

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